BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	July 6, 2006

TO:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
ATTENTION:	Client Manager-Fieldstone 2006-2
TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

TO:	Fieldstone Investment Corporation
ATTENTION:	Mr. John Kendall
TELEPHONE:	1-410-772-7288
FACSIMILE:	1-413-367-2230

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

RE:	Novation Confirmation

REFERENCE NUMBER(S):	FXNSC8453-BXNS190027
FXNEC8454-BXNE190011
FXNEC8459-BXNE189076

The purpose of this letter is to confirm the terms and conditions of the Novation Transactions entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreements specified below.

1.

The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions,as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.	The terms of the Novation Transactions to which this Novation Confirmation relates are as follows:

	Novation Trade Date:	June 26, 2006
	Novation Date:	July 6, 2006
	Novated Amount:	For each Novation Transaction, as specified in the Annex attached hereto.
	Transferor 1:	Fieldstone Investment Corporation
	Transferor 2:	Bear Stearns Bank plc
	Transferee 1:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
	Transferee 2:	Bear Stearns Financial Products Inc.

Reference Number: FXNSC8453-BXNS190027, FXNEC8454-BXNE190011,
FXNEC8459-BXNE189076- Novation Confirmation
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

	New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmations.

3.	The terms of the Old Transactions to which this Novation Confirmation relates, for identification purposes, are as follows:

	Trade Date of Old Transactions:	For each Novation Transaction, as specified in the Annex attached hereto.

	Effective Date of Old Transactions:	For each Novation Transaction, as specified in the Annex attached hereto.

	Termination Date of Old Transactions:	For each Novation Transaction, as specified in the Annex attached hereto.

4.	The terms of the New Transactions to which this Novation Confirmation relates shall be as specified in the respective New Confirmations attached hereto as Exhibit A through C.

Full First Calculation Period:

Applicable. With respect to each New Transaction the Full First Calculation Period shall commence on, (i) for FXNSC8453, June 26, 2006 and (ii) for FXNEC8454 and FXNEC8459, with respect to Fixed Amounts, June 25, 2006 and with respect to the Floating Amounts, June 26, 2006.

5.	Offices:

	Transferor 1:	Columbia, Maryland
	Transferor 2:	Not Applicable
	Transferee 1:	Columbia, Maryland
	Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transactions. Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transactions. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: FXNSC8453-BXNS190027, FXNEC8454-BXNE190011,
FXNEC8459-BXNE189076- Novation Confirmation
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2		Bear Stearns Financial Products Inc.

		By:	/s/ Anne Manevitz

Name: Anne Manevitz
By:	/s/ Amy Doyle		Title: Authorized Signatory
Date: July 6, 2006
As authorized agent or officer for Fieldstone

Investment Corporation
Name: Amy Doyle
Title: Vice President
Date: July 6, 2006

Fieldstone Investment Corporation		Bear Stearns Bank plc

By:	/s/ John C. Kendall	By:	/s/ Susan Donlon

	As authorized agent or officer for Fieldstone		Name: Susan Donlon
	Investment Corporation		Title: Authorized Signatory
	Name: John C. Kendall		Date: July 6, 2006
Title: Senior Vice President
Date: July 6, 2006

lm

Reference Number: FXNSC8453-BXNS190027, FXNEC8454-BXNE190011,
FXNEC8459-BXNE189076- Novation Confirmation
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Annex

Old Transactions Reference No.	Trade Date of Old Transactions	Effective Date of Old Transactions	Termination Date of Old Transactions	Novated Amount (USD)

BXNS190027	June 20, 2006	June 26, 2006	March 25, 2007	150,000,000

BXNE190011	June 20, 2006	June 25, 2006	December 25,2008	200,000,000

BXNE189076	June 13, 2006	June 25, 2006	January 25, 2009	180,000,000

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

Exhibit A

DATE:	July 6, 2006

TO:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
ATTENTION:	Client Manager-Fieldstone 2006-2
TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNSC8453

Re: Fieldstone Mortgage Investment Trust Securities 2006-2 Mortgage-Backed Notes

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Current Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2 (“Counterparty”) under the Transfer and Servicing Agreement, dated as of June 1, 2006, among Fieldstone Investment Corporation, as Seller and Sponsor, Fieldstone Mortgage Investment Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Trust Administrator, and Fieldstone Mortgage Investment Trust, Series 2006-2, as Issuing Entity and HSBC Bank USA, National Association, as Indenture Trustee (the “Transfer and Servicing Agreement”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Transfer and Servicing Agreement.

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

	Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in Schedule of Notional Amounts.

	Trade Date:	June 26, 2006

	Effective Date:	July 6, 2006

	Termination Date:	March 25, 2007, subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate Payer
	Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be two Business Days prior to each Fixed Rate Payer Period End Date.

	Fixed Rate:	4.97500%

Fixed Rate Day
	Count Fraction:	30/360

Floating Amounts:

	Floating Rate Payer:	BSFP

Floating Rate Payer
Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Floating Rate Payer
	Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two Business Days prior to each Floating Rate Payer Period End Date.

Floating Rate for initial
	Calculation Period:	To be determined.

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

Floating Rate Day
	Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

	Business Days:	New York and London

	Business Day Convention:	Modified Following

3.	Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.	Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. Notwithstanding the provisions of paragraph 9 below, for purposes of the ISDA Form Master Agreement:

(a)	“Specified Entity” is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(b)	“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 16 below.

(d)	“Misrepresentation” provisions or Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)	“Specified Transaction” is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(h)	The “Bankruptcy” provision of Section 5(a)(vii)(2) will be inapplicable to Counterparty.

(i)	The “Automatic Early Termination” provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)	Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2 (the “Trust”) under the Transfer and Servicing Agreement.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty	A certificate of an authorized officer of the party, as to the	Upon the execution and delivery of this Agreement and such	Yes

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be, which in the case of the Counterparty, shall be the Transfer and Servicing Agreement.

Confirmation

Counterparty	An executed copy of the Transfer and Servicing Agreement	Within 30 days after the date of this Agreement.	No

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

	Address:	383 Madison Avenue, New York, New York 10179
	Attention:	DPC Manager
	Facsimile:	(212) 272-5823

with a copy to:

	Address:	One Metrotech Center North, Brooklyn, New York 11201
	Attention:	Derivative Operations - 7th Floor
	Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

	Address:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
	Attention:	Client Manager – Fieldstone 2006-2
	Facsimile:	410-884-2380

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Phone:	410-884-2000

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its
Process Agent:	Not Applicable

The Counterparty appoints as its
Process Agent:	Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document.

BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 16 below.

The Counterparty: Not Applicable

(g) Credit Support Provider.

BSFP: Not Applicable for BSFP for so long as no Credit Support Document is delivered under paragraph 16 below, otherwise, the party that is the primary obligor under the Credit Support Document.

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) “Affiliate”. Each of BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)     BSFP is acting for its own account and Wells Fargo Bank, N.A., is acting as Trust Administrator on behalf of the Trust under the Transfer and Servicing Agreement, and not for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(ii)

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(iii)	The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

(3) Purpose. It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.”

9) Transfer and Servicing Agreement. BSFP hereby agrees that, notwithstanding any provision of this agreement to the contrary, Counterparty’s obligations to pay any amounts owing under this Agreement shall be subject to the Transfer and Servicing Agreement and BSFPS’s right to receive payment of such amounts shall be subject to the Transfer and Servicing Agreement.

10) Trust Administrator Capacity. Trust Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. (“Wells”), not individually or personally but solely as Trust Administrator on behalf of the Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Transfer and Servicing Agreement in accordance with the standard of care set forth therein, (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the Trust Administrator under the Transfer and Servicing Agreement, (e) any resignation or removal of Wells as Trust Administrator on behalf of the Trust shall require the assignment of this agreement to Wells’s replacement, and (f) Wells

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

has been directed, pursuant to the Transfer and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

11) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Notes.

12) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

13) Third party Beneficiary. Not Applicable.

14) Additional Termination Events. The following Additional Termination Events will apply:

(i) If a Rating Agency Downgrade has occurred and BSFP has not complied with Section 16 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(ii) If the Counterparty is unable to pay its Fieldstone Mortgage Investment Trust Mortgage-Backed Notes, Series 2006-2 (the “Notes”) or fails or admits in writing its inability to pay its Notes as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iii) If, at any time, the Servicer purchases the Mortgage Loans pursuant to Section 9.01 of the Transfer and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iv) If, upon the occurrence of a Swap Disclosure Event (as defined in Section 17 below) BSFP has not, within ten (10) days after such Swap Disclosure Event complied with any of the provisions set forth in Section 17 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(v) Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Transfer and Servicing Agreement. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any. Within ten (10) business days

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

after BSFP’s receipt of any proposed amendment or supplemental agreement (which receipt shall first be confirmed by the Trust Administrator), BSFP shall notify the Counterparty that BSFP agrees and consents to the proposed amendment or supplemental agreement. To the extent that BSFP has not notified the Counterparty as described in the preceding sentence in the time period specified, BSFP shall have been deemed to consent to the proposed amendment or supplemental agreement. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

15) Amendment to the ISDA Form. The “Failure to Pay or Deliver” provision in Section 5(a)(i) is hereby amended by deleting the word “third” in the third line thereof and inserting the word “second” in place thereof.

16) Rating Agency Downgrade. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is reduced below “AA-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “Aa3” by Moody’s (and together with S&P, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Notes, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, (iii) post collateral in an amount required to satisfy the Rating Agency Condition, or (iv) take any other action that satisfies the Rating Agency Condition. BSFP’s failure to do any of the foregoing shall, at the Counterparty’s option, constitute an Additional Termination Event with BSFP as the Affected Party. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A2” by Moody’s, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, or (iii) take any other action that satisfies the Rating Agency Condition. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Notes and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

17) Compliance with Regulation AB.

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(i) BSFP agrees and acknowledges that Fieldstone Investment Corporation (“FIC”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, FIC requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by FIC, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to FIC the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of BSFP’s obligations under this Agreement from an affiliate of BSFP, which satisfies the Rating Agency Condition, that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to FIC in accordance with clause (iii)(a) of paragraph 17 or causes its affiliate to provide Swap Financial Disclosure to FIC in accordance with clause (iii)(c) of paragraph 17, it will indemnify and hold harmless FIC, its respective directors or officers and any person controlling FIC, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

18) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of S&P and Moody’s has been provided prior notice of the same and each of S&P and Moody’s confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

19) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Transfer and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trust Administrator shall not have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Transfer and Servicing Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5. Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Wells Fargo Bank, NA
ABA 121-000-248
Account Number: 3970771416
Account Name: Corporate Trust Clearing
FFC: 50931602, Fieldstone 2006-2 Basis Risk Reserve Fund

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

lm

Reference Number: FXNSC8453
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

SCHEDULE OF NOTIONAL AMOUNTS
(all such dates subject to adjustment in accordance with the Business Day convention)

From and including	To but excluding	Notional Amount (USD)

Effective Date	25-Jul-06	150,000,000.00
25-Jul-06	25-Aug-06	150,000,000.00
25-Aug-06	25-Sep-06	100,000,000.00
25-Sep-06	25-Oct-06	100,000,000.00
25-Oct-06	27-Nov-06	100,000,000.00
27-Nov-06	27-Dec-06	100,000,000.00
27-Dec-06	25-Jan-07	100,000,000.00
25-Jan-07	26-Feb-07	100,000,000.00
26-Feb-07	Termination Date	100,000,000.00

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

Exhibit B

DATE:	July 6, 2006

TO:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
ATTENTION:	Client Manager-Fieldstone 2006-2
TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857
SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC8454

Re: Fieldstone Mortgage Investment Trust Securities 2006-2 Mortgage-Backed Notes

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Current Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2 (“Counterparty”) under the Transfer and Servicing Agreement, dated as of June 1, 2006, among Fieldstone Investment Corporation, as Seller and Sponsor, Fieldstone Mortgage Investment Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Trust Administrator, and Fieldstone Mortgage Investment Trust, Series 2006-2, as Issuing Entity (the “Transfer and Servicing Agreement”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Transfer and Servicing Agreement.

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in Schedule of Notional Amounts.

Trade Date:	June 26, 2006

Effective Date:	July 6, 2006

Termination Date:

December 25, 2008, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006, and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer
Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be two Business Days prior to each Fixed Rate Payer Period End Date.

Fixed Rate:	5.13500%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer
Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two Business Days prior to each Floating Rate Payer Period End Date.

Floating Rate for initial
Calculation Period:	To be determined.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York and London

Business Day Convention:	Modified Following

3. Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. Notwithstanding the provisions of paragraph 9 below, for purposes of the ISDA Form Master Agreement:

(a)	“Specified Entity” is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(b)	“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 16 below.

(d)	“Misrepresentation” provisions or Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)	“Specified Transaction” is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(h)	The “Bankruptcy” provision of Section 5(a)(vii)(2) will be inapplicable to Counterparty.

(i)	The “Automatic Early Termination” provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)	Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2 (the “Trust”) under the Transfer and Servicing Agreement.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)	Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)	Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty	A certificate of an authorized officer of the	Upon the execution and delivery of this	Yes

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be, which in the case of the Counterparty, shall be the Transfer and Servicing Agreement.

Agreement and such Confirmation
Counterparty	An executed copy of the Transfer and Servicing Agreement	Within 30 days after the date of this Agreement.	No

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

	Address:	383 Madison Avenue, New York, New York 10179
	Attention:	DPC Manager
	Facsimile:	(212) 272-5823

with a copy to:

	Address:	One Metrotech Center North, Brooklyn, New York 11201
	Attention:	Derivative Operations - 7th Floor
	Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

	Address:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
	Attention:	Client Manager – Fieldstone 2006-2

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

	Facsimile:	410-884-2380
	Phone:	410-884-2000

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its
Process Agent:	Not Applicable

The Counterparty appoints as its
Process Agent:	Not Applicable

(c)      Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document.

	BSFP:	Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 16 below.

The Counterparty: Not Applicable

(g)	Credit Support Provider.

BSFP: Not Applicable for BSFP for so long as no Credit Support Document is delivered under paragraph 16 below, otherwise, the party that is the primary obligor under the Credit Support Document.

The Counterparty: Not Applicable

(h)      Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)       Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)       Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)       Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) “Affiliate”. Each of BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)

BSFP is acting for its own account and Wells Fargo Bank, N.A., is acting as Trust Administrator on behalf of the Trust under the Transfer and Servicing Agreement, and not for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(ii)

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(iii)	The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

(3) Purpose. It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.”

9) Transfer and Servicing Agreement. BSFP hereby agrees that, notwithstanding any provision of this agreement to the contrary, Counterparty’s obligations to pay any amounts owing under this Agreement shall be subject to the Transfer and Servicing Agreement and BSFPS’s right to receive payment of such amounts shall be subject to the Transfer and Servicing Agreement.

10) Trust Administrator Capacity. Trust Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. (“Wells”), not individually or personally but solely as Trust Administrator on behalf of the Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Transfer and Servicing Agreement in accordance with the standard of care set forth therein, (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the Trust Administrator under the Transfer and Servicing Agreement, (e) any resignation or removal of Wells as Trust Administrator on behalf of the Trust shall require the assignment of this agreement to Wells’s replacement, and (f) Wells

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

has been directed, pursuant to the Transfer and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

11) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Notes.

12) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

13) Third party Beneficiary. Not Applicable.

14) Additional Termination Events. The following Additional Termination Events will apply:

(i)     If a Rating Agency Downgrade has occurred and BSFP has not complied with Section 16 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(ii)     If the Counterparty is unable to pay its Fieldstone Mortgage Investment Trust Mortgage-Backed Notes, Series 2006-2 (the “Notes”) or fails or admits in writing its inability to pay its Notes as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)     If, at any time, the Servicer purchases the Mortgage Loans pursuant to Section 9.01 of the Transfer and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)     If, upon the occurrence of a Swap Disclosure Event (as defined in Section 17 below) BSFP has not, within ten (10) days after such Swap Disclosure Event complied with any of the provisions set forth in Section 17 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(v)     Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Transfer and Servicing Agreement. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any. Within ten (10) business days

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

after BSFP’s receipt of any proposed amendment or supplemental agreement (which receipt shall first be confirmed by the Trust Administrator), BSFP shall notify the Counterparty that BSFP agrees and consents to the proposed amendment or supplemental agreement. To the extent that BSFP has not notified the Counterparty as described in the preceding sentence in the time period specified, BSFP shall have been deemed to consent to the proposed amendment or supplemental agreement. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

15) Amendment to the ISDA Form. The “Failure to Pay or Deliver” provision in Section 5(a)(i) is hereby amended by deleting the word “third” in the third line thereof and inserting the word “second” in place thereof.

16) Rating Agency Downgrade. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is reduced below “AA-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “Aa3” by Moody’s (and together with S&P, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Notes, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, (iii) post collateral in an amount required to satisfy the Rating Agency Condition, or (iv) take any other action that satisfies the Rating Agency Condition. BSFP’s failure to do any of the foregoing shall, at the Counterparty’s option, constitute an Additional Termination Event with BSFP as the Affected Party. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A2” by Moody’s, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, or (iii) take any other action that satisfies the Rating Agency Condition. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Notes and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

17) Compliance with Regulation AB.

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(i)     BSFP agrees and acknowledges that Fieldstone Investment Corporation (“FIC”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)     It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, FIC requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by FIC, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii)     Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to FIC the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of BSFP’s obligations under this Agreement from an affiliate of BSFP, which satisfies the Rating Agency Condition, that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv)     BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to FIC in accordance with clause (iii)(a) of paragraph 17 or causes its affiliate to provide Swap Financial Disclosure to FIC in accordance with clause (iii)(c) of paragraph 17, it will indemnify and hold harmless FIC, its respective directors or officers and any person controlling FIC, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

18) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of S&P and Moody’s has been provided prior notice of the same and each of S&P and Moody’s confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

19) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Transfer and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trust Administrator shall not have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Transfer and Servicing Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and
	Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Wells Fargo Bank, NA
ABA 121-000-248
Account Number: 3970771416
Account Name: Corporate Trust Clearing
FFC: 50931602, Fieldstone 2006-2 Basis Risk Reserve Fund

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

lm

Reference Number: FXNEC8454
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

SCHEDULE OF NOTIONAL AMOUNTS
(all such dates subject to adjustment in accordance with the Business Day convention)

From and including	To but excluding	Notional Amount (USD)

Effective Date	25-Jul-2006	200,000,000.00
25-Jul-2006	25-Aug-2006	200,000,000.00
25-Aug-2006	25-Sep-2006	200,000,000.00
25-Sep-2006	25-Oct-2006	200,000,000.00
25-Oct-2006	27-Nov-2006	200,000,000.00
27-Nov-2006	27-Dec-2006	200,000,000.00
27-Dec-2006	25-Jan-2007	200,000,000.00
25-Jan-2007	26-Feb-2007	200,000,000.00
26-Feb-2007	26-Mar-2007	200,000,000.00
26-Mar-2007	25-Apr-2007	200,000,000.00
25-Apr-2007	25-May-2007	200,000,000.00
25-May-2007	25-Jun-2007	150,000,000.00
25-Jun-2007	25-Jul-2007	150,000,000.00
25-Jul-2007	28-Aug-2007	100,000,000.00
28-Aug-2007	25-Sep-2007	100,000,000.00
25-Sep-2007	25-Oct-2007	100,000,000.00
25-Oct-2007	26-Nov-2007	150,000,000.00
26-Nov-2007	27-Dec-2007	200,000,000.00
27-Dec-2007	25-Jan-2008	200,000,000.00
25-Jan-2008	25-Feb-2008	100,000,000.00
25-Feb-2008	25-Mar-2008	100,000,000.00
25-Mar-2008	25-Apr-2008	50,000,000.00
25-Apr-2008	27-May-2008	50,000,000.00
27-May-2008	25-Jun-2008	50,000,000.00
25-Jun-2008	25-Jul-2008	50,000,000.00
25-Jul-2008	26-Aug-2008	50,000,000.00
26-Aug-2008	25-Sep-2008	50,000,000.00
25-Sep-2008	27-Oct-2008	50,000,000.00
27-Oct-2008	25-Nov-2008	50,000,000.00
25-Nov-2008	Termination Date	50,000,000.00

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

Exhibit C

DATE:	July 6, 2006

TO:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
ATTENTION:	Client Manager-Fieldstone 2006-2
TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC8459

Re: Fieldstone Mortgage Investment Trust Securities 2006-2 Mortgage-Backed Notes

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Current Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2 (“Counterparty”) under the Transfer and Servicing Agreement, dated as of June 1, 2006, among Fieldstone Investment Corporation, as Seller and Sponsor, Fieldstone Mortgage Investment Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Trust Administrator, and Fieldstone Mortgage Investment Trust, Series 2006-2, as Issuing Entity (the “Transfer and Servicing Agreement”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Transfer and Servicing Agreement.

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

	Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in Schedule of Notional Amounts.

	Trade Date:	June 26, 2006

	Effective Date:	July 6, 2006

Termination Date:

January 25, 2009, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer
	Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006, and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer
	Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be two Business Days prior to each Fixed Rate Payer Period End Date.

	Fixed Rate:	5.42000%

Fixed Rate Day
	Count Fraction:	30/360

Floating Amounts:

	Floating Rate Payer:	BSFP

Floating Rate Payer
Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Floating Rate Payer
	Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two Business Days prior to each Floating Rate Payer Period End Date.

Floating Rate for initial
	Calculation Period:	To be determined.

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

Floating Rate Day
	Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

	Business Days:	New York and London

	Business Day Convention:	Modified Following

3.	Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.	Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. Notwithstanding the provisions of paragraph 9 below, for purposes of the ISDA Form Master Agreement:

(a)	“Specified Entity” is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(b)	“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 16 below.

(d)	“Misrepresentation” provisions or Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)	“Specified Transaction” is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(h)	The “Bankruptcy” provision of Section 5(a)(vii)(2) will be inapplicable to Counterparty.

(i)	The “Automatic Early Termination” provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)	Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

(ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2 (the “Trust”) under the Transfer and Servicing Agreement.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)	Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)	Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty	A certificate of an authorized officer of the	Upon the execution and delivery of this	Yes

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be, which in the case of the Counterparty, shall be the Transfer and Servicing Agreement.

Agreement and such Confirmation

Counterparty	An executed copy of the Transfer and Servicing Agreement	Within 30 days after the date of this Agreement.	No

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

	Address:	383 Madison Avenue, New York, New York 10179
	Attention:	DPC Manager
	Facsimile:	(212) 272-5823

with a copy to:

	Address:	One Metrotech Center North, Brooklyn, New York 11201
	Attention:	Derivative Operations - 7th Floor
	Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

	Address:	Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045
	Attention:	Client Manager – Fieldstone 2006-2

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

Facsimile:	410-884-2380
Phone:	410-884-2000

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its
Process Agent:	Not Applicable

The Counterparty appoints as its
Process Agent:	Not Applicable

(c)       Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document.

BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 16 below.

The Counterparty: Not Applicable

(g)	Credit Support Provider.

BSFP: Not Applicable for BSFP for so long as no Credit Support Document is delivered under paragraph 16 below, otherwise, the party that is the primary obligor under the Credit Support Document.

The Counterparty: Not Applicable

(h)       Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)        Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)       Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)       Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) “Affiliate”. Each of BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)

BSFP is acting for its own account and Wells Fargo Bank, N.A., is acting as Trust Administrator on behalf of the Trust under the Transfer and Servicing Agreement, and not for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(ii)

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(iii)	The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

(3) Purpose. It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.”

9) Transfer and Servicing Agreement. BSFP hereby agrees that, notwithstanding any provision of this agreement to the contrary, Counterparty’s obligations to pay any amounts owing under this Agreement shall be subject to the Transfer and Servicing Agreement and BSFPS’s right to receive payment of such amounts shall be subject to the Transfer and Servicing Agreement.

10) Trust Administrator Capacity. Trust Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. (“Wells”), not individually or personally but solely as Trust Administrator on behalf of the Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Transfer and Servicing Agreement in accordance with the standard of care set forth therein, (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the Trust Administrator under the Transfer and Servicing Agreement, (e) any resignation or removal of Wells as Trust Administrator on behalf of the Trust shall require the assignment of this agreement to Wells’s replacement, and (f) Wells

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

has been directed, pursuant to the Transfer and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

11) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Notes.

12) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

13) Third party Beneficiary. Not Applicable.

14) Additional Termination Events. The following Additional Termination Events will apply:

(i) If a Rating Agency Downgrade has occurred and BSFP has not complied with Section 16 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(ii) If the Counterparty is unable to pay its Fieldstone Mortgage Investment Trust Mortgage-Backed Notes, Series 2006-2 (the “Notes”) or fails or admits in writing its inability to pay its Notes as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iii) If, at any time, the Servicer purchases the Mortgage Loans pursuant to Section 9.01 of the Transfer and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iv) If, upon the occurrence of a Swap Disclosure Event (as defined in Section 17 below) BSFP has not, within ten (10) days after such Swap Disclosure Event complied with any of the provisions set forth in Section 17 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(v) Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Transfer and Servicing Agreement. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any. Within ten (10) business days

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

after BSFP’s receipt of any proposed amendment or supplemental agreement (which receipt shall first be confirmed by the Trust Administrator), BSFP shall notify the Counterparty that BSFP agrees and consents to the proposed amendment or supplemental agreement. To the extent that BSFP has not notified the Counterparty as described in the preceding sentence in the time period specified, BSFP shall have been deemed to consent to the proposed amendment or supplemental agreement. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

15) Amendment to the ISDA Form. The “Failure to Pay or Deliver” provision in Section 5(a)(i) is hereby amended by deleting the word “third” in the third line thereof and inserting the word “second” in place thereof.

16) Rating Agency Downgrade. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is reduced below “AA-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “Aa3” by Moody’s (and together with S&P, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Notes, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, (iii) post collateral in an amount required to satisfy the Rating Agency Condition, or (iv) take any other action that satisfies the Rating Agency Condition. BSFP’s failure to do any of the foregoing shall, at the Counterparty’s option, constitute an Additional Termination Event with BSFP as the Affected Party. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A2” by Moody’s, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, or (iii) take any other action that satisfies the Rating Agency Condition. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Notes and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

17) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that Fieldstone Investment Corporation (“FIC”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, FIC requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by FIC, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to FIC the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of BSFP’s obligations under this Agreement from an affiliate of BSFP, which satisfies the Rating Agency Condition, that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to FIC in accordance with clause (iii)(a) of paragraph 17 or causes its affiliate to provide Swap Financial Disclosure to FIC in accordance with clause (iii)(c) of paragraph 17, it will indemnify and hold harmless FIC, its respective directors or officers and any person controlling FIC, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

18) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of S&P and Moody’s has been provided prior notice of the same and each of S&P and Moody’s

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

19) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Transfer and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trust Administrator shall not have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Transfer and Servicing Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and
	Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Wells Fargo Bank, NA
ABA 121-000-248
Account Number: 3970771416
Account Name: Corporate Trust Clearing
FFC: 50931602, Fieldstone 2006-2 Basis Risk Reserve Fund

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

lm

Reference Number: FXNEC8459
Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the Fieldstone Mortgage Investment Trust, Series 2006-2
July 6, 2006

SCHEDULE OF NOTIONAL AMOUNTS
(all such dates subject to adjustment in accordance with the Business Day convention)

From and including	To but excluding	Notional Amount (USD)

Effective Date	25-Jul-2006	180,000,000.00
25-Jul-2006	25-Aug-2006	170,000,000.00
25-Aug-2006	25-Sep-2006	210,000,000.00
25-Sep-2006	25-Oct-2006	200,000,000.00
25-Oct-2006	25-Nov-2006	190,000,000.00
25-Nov-2006	25-Dec-2006	180,000,000.00
25-Dec-2006	25-Jan-2007	170,000,000.00
25-Jan-2007	25-Feb-2007	160,000,000.00
25-Feb-2007	25-Mar-2007	100,000,000.00
25-Mar-2007	25-Apr-2007	190,000,000.00
25-Apr-2007	25-May-2007	130,000,000.00
25-May-2007	25-Jun-2007	120,000,000.00
25-Jun-2007	25-Jul-2007	120,000,000.00
25-Jul-2007	25-Aug-2007	150,000,000.00
25-Aug-2007	25-Sep-2007	125,000,000.00
25-Sep-2007	25-Oct-2007	125,000,000.00
25-Oct-2007	25-Nov-2007	75,000,000.00
25-Nov-2007	25-Dec-2007	25,000,000.00
25-Dec-2007	25-Jan-2008	25,000,000.00
25-Jan-2008	25-Feb-2008	100,000,000.00
25-Feb-2008	25-Mar-2008	100,000,000.00
25-Mar-2008	25-Apr-2008	125,000,000.00
25-Apr-2008	25-May-2008	50,000,000.00
25-May-2008	25-Jun-2008	50,000,000.00
25-Jun-2008	25-Jul-2008	50,000,000.00
25-Jul-2008	25-Aug-2008	50,000,000.00
25-Aug-2008	25-Sep-2008	50,000,000.00
25-Sep-2008	25-Oct-2008	50,000,000.00
25-Oct-2008	25-Nov-2008	25,000,000.00
25-Nov-2008	25-Dec-2008	25,000,000.00
25-Dec-2008	Termination Date	75,000,000.00